THE LAZARD FUNDS, INC.

Lazard U.S. Municipal Portfolio

Supplement to Prospectus dated May 31, 2012 and Summary Prospectus dated May 1, 2012

Effective June 28, 2013, the Board of Directors of The Lazard Funds, Inc. has approved, for Lazard U.S. Municipal Portfolio (the "Portfolio"), subject to shareholder approvals as described below, changing the Portfolio's investment objective and investment strategy and policies (including the policy with respect to the investment of 80% of its assets (the "80% Policy")), as described below, and changing the name of the Portfolio to Lazard U.S. Short Duration Fixed Income Portfolio.

The proposed changes to the investment objective and the 80% Policy (the "Proposed Changes") require the approval of Portfolio shareholders, and a shareholder meeting to vote on the Proposed Changes will be called for June 14, 2013 for shareholders of record as of May 1, 2013.

As of June 28, 2013, subject to shareholder approval of the Proposed Changes, it is anticipated that disclosure substantially in the form of the following disclosure will be used to describe the Portfolio's investment objective and principal investment strategies and investment risks in the identified sections of the Prospectus.

Summary Section – Investment Objective

The Portfolio seeks total return and preservation of capital.

Summary Section – Principal Investment Strategies and Principal Investment Risks

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets in fixed-income securities of U.S. issuers, including U.S. government securities, corporate securities, asset-backed and mortgage-backed securities, convertible securities, municipal securities, structured notes, preferred stocks and inflation-indexed-securities.  These securities may have any type of interest rate payment terms, including fixed rate, adjustable rate or zero coupon features.  Typically, the Portfolio's investment portfolio can be expected to have an average effective duration of three years or less.

The Portfolio invests primarily in securities that are rated investment grade by one or more nationally recognized statistical rating organizations, or, if unrated, determined by Lazard Asset Management LLC (the "Investment Manager") to be of comparable quality.

Securities are evaluated based on their fundamental and structural characteristics.  Valuation analysis is tailored to the specific asset class, but may include credit research, prepayment or call options, maturity, duration and coupon or other features.

The Portfolio may, but is not required to, purchase exchange-traded funds ("ETFs") and exchange-traded notes ("ETNs").

Principal Investment Risks

Fixed-Income Securities Risk.  While fixed-income securities are designed to produce a stable stream of income, their prices move inversely with changes in interest rates.  Interest rate risk is usually greater for fixed income securities with longer maturities or effective durations.  The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Other risk factors could have an effect on the Portfolio's performance, including:

•	if an issuer fails to make timely interest or principal payments
•
if there is a decline, or a perceived decline, in the credit quality of a fixed income security (or any guarantor of payment on such security) the security's value could fall, potentially lowering the Portfolio's share price

•	during unusual market conditions, the Portfolio may not be able to sell certain securities at the time and price it would like

Additional Information About Principal Investment Strategies

The Investment Manager relies on fundamental security selection and disciplined portfolio construction in managing the Portfolio.  In constructing the Portfolio's holdings, the Investment Manager incorporates a dual methodology that is both bottom-up and top-down.  From a bottom up perspective, security analysis takes into consideration quality, event risk, reinvestment, options, structure, liquidity and diversification, among other factors.  Proprietary credit analysis is an integral part of the security selection process.  From a top-down perspective, the Investment Manager pays close attention to shifts in public policy, business cycles, consumer habits, and key economic variables, such as inflation, interest rates, and unemployment, as well as other factors.

Additional Information About Principal Investment Risks

Non-U.S. Securities Risk.  Non-U.S. securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.  In addition, investments denominated in currencies other than U.S. dollars carry the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held in the Portfolio.

ETF and ETN Risk.  Any investments in ETFs are subject to the risks of the investments of the ETFs, as well as to the general risks of investing in ETFs.  Portfolio shares will bear not only the Portfolio's management fees and operating expenses, but also their proportional share of the management fees and operating expenses of any other ETFs in which the Portfolio invests.  While ETNs do not have management fees, they are subject to certain investor fees.  ETNs are debt securities that, like ETFs, typically are listed on exchanges and their terms generally provide for a return that tracks specified market indexes.  However, unlike ETFs and closed-end funds, ETNs are not registered investment companies and thus are not regulated under the Investment Company Act of 1940, as amended (the "1940 Act").  In addition, as debt securities, ETNs are subject to the additional risk of the creditworthiness of the issuer.  ETNs typically do not make periodic interest payments.

Non-Diversification Risk. While the Portfolio is classified as "diversified" under the 1940 Act, the Portfolio may invest in a smaller number of issuers than other, more diversified, investment portfolios.  As such, the Portfolio's net asset value may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio's investments consisted of securities issued by a larger number of issuers.

Dated:  April 5, 2013